                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                  JULY 23, 2001

                                (DATE OF REPORT)

                             AMERIGAS PARTNERS, L.P.
                             AMERIGAS FINANCE CORP.

           (EXACT NAME OF REGISTRANTS AS SPECIFIED IN THEIR CHARTERS)


         DELAWARE                       1-13692                  23-2787918
         DELAWARE                      33-92734-01               23-2800532
(STATE OR OTHER JURISDICTION         (COMMISSION FILE         (I.R.S. EMPLOYER
    OF INCORPORATION)                    NUMBER)             IDENTIFICATION NO.)

                                460 N. GULPH ROAD
                       KING OF PRUSSIA, PENNSYLVANIA 19406

               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



                                 (610) 337-7000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 5.    OTHER EVENTS

         On Wednesday, August 1, 2001, AmeriGas Partners, L.P. will report earnings for the third quarter ended June 30, 2001. Lon R. Greenberg, Chairman, will conduct a live teleconference on the Internet at http://www.shareholder.com/ugi/medialist.cfm to discuss the Partnership's earnings and current activities. The live webcast of the teleconference will begin at 4:00 PM eastern daylight saving time. The webcast will be archived through August 17, 2001.

         In addition, a telephonic replay of the teleconference will be available until midnight eastern daylight saving time on Friday, August 3, 2001 and can be accessed by dialing 1-888-203-1112, Passcode 429482, International replay access is 719-457-0820, Passcode 429482.

                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  AMERIGAS PARTNERS, L.P.
                                                  By: AmeriGas Propane, Inc.,
                                                         its General Partner

                                                  By: /s/ Robert W. Krick
                                                      Robert W. Krick, Treasurer


                                                  AMERIGAS FINANCE CORP.


                                                  By: /s/ Robert W. Krick
                                                      Robert W. Krick, Treasurer
Date:  July 23, 2001